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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 21, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-31447                              74-0694415
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)

                   1111 LOUISIANA
                   HOUSTON, TEXAS                                            77002
      (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-31449                              76-0695920
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                                            77002
      (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 21, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") and its 81%-owned subsidiary, Texas Genco Holdings, Inc. ("Texas Genco"), announced a definitive agreement for GC Power Acquisition LLC, a newly formed entity owned in equal parts by affiliates of The Blackstone Group, Hellman & Friedman LLC, Kohlberg Kravis Roberts & Co. L.P. and Texas Pacific Group, to acquire Texas Genco for approximately $3.65 billion in cash.

         The transaction will be accomplished in two steps. In the first step, expected to be completed in the fourth quarter of 2004, Texas Genco will purchase the approximately 19% of its shares owned by the public in a cash-out merger at a price of $47 per share. Prior to its minority shareholder buy-out, Texas Genco will file with the Securities and Exchange Commission a Rule 13e-3 transaction statement and a Schedule 14C information statement relating to CenterPoint Energy's adoption of the transaction agreement and approval of the transactions it contemplates. Following the cash-out merger of the publicly owned shares, a Texas Genco subsidiary that will own Texas Genco's coal, lignite and gas-fired generation plants will merge with a subsidiary of GC Power Acquisition. The closing of the first step of the transaction is subject to several conditions, including the mailing of the information statement described above, the receipt of debt financing under the financing commitments described below, the expiration or termination of any applicable waiting period under the antitrust laws (including the Hart Scott Rodino Antitrust Improvement Act of
1976) and the Federal Energy Regulatory Commission's certification of the entity that will own Texas Genco's coal, lignite and gas-fired generation plants as an "exempt wholesale generator" under the Public Utility Holding Company Act of 1935.

         In the second step of the transaction, expected to take place in the first quarter of 2005 following receipt of approval by the Nuclear Regulatory Commission, Texas Genco, the principal remaining asset of which, at that time, will be Texas Genco's interest in the South Texas Project nuclear facility, will merge with another subsidiary of GC Power Acquisition.

         Cash proceeds to CenterPoint Energy will be approximately $2.2 billion from the first step of the transaction and $700 million from the second step of the transaction, for total cash proceeds of approximately $2.9 billion, or $45.25 per share for CenterPoint Energy's 81% interest. CenterPoint Energy intends to use the net after-tax proceeds it receives to pay down outstanding debt, including senior debt under its bank credit facility that is secured in part by CenterPoint Energy's 81% ownership interest in Texas Genco. As of June 30, 2004, $1.6 billion principal amount of borrowings was outstanding under this credit facility.

         GC Power Acquisition has entered into a commitment letter with financing sources, including Goldman Sachs, providing for up to $2.5 billion in the aggregate in debt financing for the transaction and a separate overnight loan of $717 million to Texas Genco to fund its minority shareholder buy-out in the first step of the transaction, each subject to customary closing conditions. In addition, GC Power Acquisition's sponsor firms have committed upon closing of the transaction to provide up to $1.08 billion in the aggregate in equity funding for the transaction.

         The transaction has been approved by the board of directors of CenterPoint Energy and by the board of directors of Texas Genco acting upon the unanimous recommendation of a special committee composed of independent members of the Texas Genco board. CenterPoint Energy has signed a written consent that satisfies all state law voting requirements applicable to the transaction.

         In connection with the transaction, Texas Genco has entered into a master power purchase and sale agreement with a member of the Goldman Sachs group. Under that agreement, Texas Genco will sell forward a substantial quantity of its available baseload capacity through 2008. Texas Genco's obligations under the power purchase agreement will continue regardless of whether the transaction described in this report is completed.

         The foregoing description of the transaction is qualified in its entirety by reference to the terms of the agreements, including the Transaction Agreement that is filed as an exhibit to this report.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed herewith:

         (c)      Exhibits.

         10.1 Transaction Agreement dated July 21, 2004 among CenterPoint Energy, Inc., Utility Holding, LLC, NN Houston Sub, Inc., Texas Genco Holdings, Inc., HPC Merger Sub, Inc. and GC Power Acquisition LLC (excluding exhibits and schedules thereto)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CENTERPOINT ENERGY, INC.



Date: July 22, 2004                       By: /s/ James S. Brian
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TEXAS GENCO HOLDINGS, INC.



Date: July 22, 2004                       By:  /s/ James S. Brian
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number                              Exhibit Description
-------                             -------------------

 10.1 Transaction Agreement dated July 21, 2004 among CenterPoint Energy, Inc., Utility Holding, LLC, NN Houston Sub, Inc., Texas Genco Holdings, Inc., HPC Merger Sub, Inc. and GC Power Acquisition LLC (excluding exhibits and schedules thereto)